SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 18, 1997





                              SWVA BANCSHARES, INC.
                              ---------------------
             (Exact name of Registrant as specified in its Charter)




       Virginia                         0-24674           54-1721629
       --------                         -------           ----------
(State or other jurisdiction        (SEC File No.)       (IRS Employer
     of incorporation)                                   Identification
                                                            Number)




302 Second Street, S.W., Roanoke, Virginia                        24011
------------------------------------------                        -----
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (540) 343-0135
                                                    --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)

                              SWVA BANCSHARES, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99 -- Press Release dated April 18, 1997.
----------

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SWVA BANCSHARES, INC.






Date April 25, 1997                   By  /s/ Barbara C. Weddle
                                          ----------------------
                                          Barbara C. Weddle
                                          (Duly authorized representative)